UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2007



                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)



          Maryland                    1-10093                13-6908486
----------------------------          -------                ----------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


  31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan    48334
  -----------------------------------------------------------------    -----
              (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code      (248) 350-9900
                                                        ------------------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On November 13, 2007, Ramco-Gershenson Properties Trust issued a press release announcing that it completed the redemption of its outstanding 9.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest. The 1,000,000 Series B Preferred Shares were redeemed at a redemption price of $25.00 plus accrued and unpaid dividends, resulting in an aggregate payout of approximately $25.3 million. A copy of the November 13, 2007 press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.


Item 9.01   Financial Statements and Exhibits

(d)   Exhibits.

      Exhibit      Description
      -------      -----------

      99.1 Press release, November 13, 2007, titled "Ramco-Gershenson Completes Redemption of Series B Preferred Shares."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RAMCO-GERSHENSON PROPERTIES TRUST


Date: November 13, 2007                By: /s/ Richard J. Smith
                                           --------------------
                                           Richard J. Smith
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit            Description
-------            -----------

99.1               Press release, dated November 13, 2007, titled
                   "Ramco-Gershenson Completes Redemption of Series B Preferred Shares."